UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           June 29, 2005
                                                   -----------------------------

                             WINFIELD CAPITAL CORP.
             (Exact Name of Registrant as Specified in its Charter)

         New York                        33-94322                 13-2704241
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Organization)                                        Identification No.)

               237 Mamaroneck Avenue, White Plains, New York 10605
                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (914) 949-2600
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         On June 29, 2005, Winfield Capital Corp. issued a press release announcing its plan to adjourn its 2005 Annual Meeting of Shareholders from 9:00 a.m. on June 30, 2005 to 9:00 a.m. on July 28, 2005 at the offices of Lazar Levine & Felix LLP, the Empire State Building - Suite 6820, New York, NY 10118-0170. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

         (c)      Exhibits.


            Exhibit No.         Description
            -----------         -----------

              99.1 Press Release issued by the Registrant on June 29, 2005 relating to Winfield Capital Corp.'s plan to adjourn its 2005 Annual Meeting of Shareholders.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WINFIELD CAPITAL CORP.
                                            (Registrant)

Date:    June 29, 2005                      By: /s/ R. SCOT PERLIN
                                                --------------------------------
                                                R. Scot Perlin
                                                Chief Financial Officer and
                                                Secretary



                                  EXHIBIT INDEX


        Exhibit No.         Description
        -----------         -----------

           99.1 Press Release issued by the Registrant on June 29, 2005 relating to Winfield Capital Corp.'s plan to adjourn its 2005 Annual Meeting of Shareholders.